Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY	Ted Peters, Chairman
FOR MORE INFORMATION CONTACT:	610-581-4800
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation Completes the Acquisition of First Keystone Financial, Inc.

BRYN MAWR, PA, July 1, 2010 — Bryn Mawr Bank Corporation (“BMBC” or the “Corporation”) (NASDAQ: BMTC) today completed its previously announced acquisition of First Keystone Financial, Inc. (“FKF”) (NASDAQ: FKFS), growing the community oriented bank holding company to approximately $1.7 billion in assets, $1.2 billion in deposits and 17 full service branches across Delaware and Chester counties, Pennsylvania.

BMBC announced its plan to acquire FKF, its $489 million in assets and more than $331 million in deposits in November 2009. All FKF branches will operate under the FKF name until a system conversion takes place towards the end of August 2010.

Ted Peters, Chairman and Chief Executive Officer, stated, “The Bryn Mawr Bank Corporation is extremely pleased to welcome First Keystone Financial, Inc. customers and employees to the BMT franchise. It has taken a lot of effort and great teamwork to merge the two companies. Bryn Mawr Bank Corporation is in the business of building and maintaining relationships with closely held businesses, affluent families, non-profit organizations, and individuals who desire a high level of service. We will continue to provide a high level of service going forward and strive to maintain a strong loan asset quality while retaining our ‘well capitalized’ position.”

Donald Guthrie, former Chairman of the Board of FKF who has been appointed to the Board of BMBC, added, “We could not envision FKF merging with a finer organization than BMBC. We are excited to have the opportunity to become part of BMBC, a partner which truly understands the importance of customer service and community banking.”

The 85% stock and 15% cash transaction is valued at approximately $32 million based on BMBC’s June 30, 2010 closing share price, as listed on the NASDAQ Stock Market, of $16.78. In accordance with the terms of the merger agreement, each share of FKF common stock has been converted into the right to receive 0.6973 shares of BMBC common stock and $2.06 in cash.

BMBC was advised by the investment banking firm Keefe, Bruyette and Woods, as well as the law firm of Stradley Ronon Stevens & Young, LLP. FKF was advised by the investment banking firm of Sandler O’Neill + Partners L.P. and the law firm of Elias, Matz, Tiernan & Herrick, L.L.P.

Special Cautionary Notice Regarding Forward Looking Statements

Certain of the statements contained in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Corporation to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include statements with respect to the Corporation’s financial goals, performance, revenues, growth, profits, operating expenses, business plans, business prospects, credit quality, credit risk, reserve adequacy, liquidity, origination and sale of residential mortgage loans, impairment of goodwill, the effect of changes in accounting standards, and market and pricing trends. The words “may”, “would”, “should”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Such statements are only predictions, and the Corporation’s actual results may differ materially from the results anticipated by the forward-looking statement due to a variety of factors, including without limitation:

•	the businesses of BMBC and FKF will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

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material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame, including as to the merger;

•	revenues following the merger may be lower than expected;

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deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected;

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the effect of future economic conditions on the Corporation and its customers, including economic factors which affect consumer confidence in the securities markets, wealth creation, investment and savings patterns, and the Corporation’s interest rate risk exposure and credit risk;

•	changes in the securities markets with respect to the market values of financial assets and the stability of particular securities markets;

•	governmental monetary and fiscal policies, as well as legislation and regulatory changes;

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results of examinations by the Federal Reserve Board, including the possibility that the Federal Reserve Board may, among other things, require us to increase our allowance for loan losses or to write-down assets;

•	changes in accounting requirements or interpretations;

•	changes in existing statutes, regulatory guidance, legislation or judicial decisions that adversely affect our business, including changes in income and non-income taxes;

•	the risks of changes in interest rates on the level and composition of deposits, loan demand, and the value of loan collateral and securities, as well as interest rate risk;

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the effects of competition from other commercial banks, thrifts, mortgage companies, finance companies, credit unions, securities brokerage firms, insurance companies, money-market and mutual funds and other institutions operating in the Corporation’s trade market area and elsewhere including institutions operating locally, regionally, nationally and internationally together with such competitors offering banking products and services by mail, telephone, computer and the internet;

•	any extraordinary event (such as the September 11, 2001 events, the war on terrorism and the U.S. Government’s response to those events including the war in Iraq);

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the Corporation’s success in continuing to generate new business in its existing markets, as well as its success in identifying and penetrating targeted markets and generating a profit in those markets in a reasonable time;

•	the Corporation’s ability to continue to generate investment results for customers and the ability to continue to develop investment products in a manner that meets customers’ needs;

•	changes in consumer and business spending, borrowing and savings habits and demand for financial services in our market area;

•	the Corporation’s timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers;

•	the Corporation’s ability to originate and sell residential mortgage loans;

•	the accuracy of assumptions underlying the establishment of reserves for loan and lease losses and estimates in the value of collateral, and various financial assets and liabilities;

•	the Corporation’s ability to retain key members of senior management team;

•	the ability of key third-party providers to perform their obligations to the Corporation and the Bank;

•	technological changes being more difficult or expensive than anticipated; and

•	the Corporation’s success in managing the risks involved in the foregoing.

All written or oral forward-looking statements attributed to the Corporation are expressly qualified in their entirety by use of the foregoing cautionary statements. All forward-looking statements included in this press release are based upon management’s beliefs and assumptions as of the date of this press release. The Corporation assumes no obligation to update any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release might not occur, and you should not put undue reliance on any forward-looking statements.